SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2003

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant's telephone number, including area code (423) 510-7010

Item 7.     Financial Statements and Exhibits.

                (c)   Exhibits.

                     (99.1)   Press Release, dated October 10, 2003.

Item 9.     Regulation FD Disclosure.

On October 10, 2003, The Dixie Group, Inc. issued a press release announcing that Dixie Group and Shaw Industries Group have agreed to voluntarily provide the FTC with additional time in which to review the proposed sale of certain Dixie assets to Shaw.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 10, 2003	THE DIXIE GROUP, INC.
By: /s/ GARY A. HARMON Gary A. Harmon Chief Financial Officer